UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
          (Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  July 31

Date of reporting period: August 1, 2011 through January 31, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

January 31, 2012 (Unaudited)

GUGGENHEIM FUNDS
SEMIANNUAL REPORT

MZF       MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

WWW.GUGGENHEIMFUNDS.COM/MZF
. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE MANAGED
DURATION INVESTMENT GRADE MUNICIPAL FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/mzf, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices and tax characteristics

Cutwater Investor Services Corp. and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

January 31, 2012

DEAR SHAREHOLDER

We thank you for your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the semiannual fiscal period ended January 31, 2012.

Cutwater Investor Services Corp. (“Cutwater”) serves as the Fund’s Investment Adviser. With $34 billion of fixed income assets under management and supervision as of December 31, 2011, Cutwater is one of the top 50 fixed income specialists in the world. Cutwater’s parent company, MBIA Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

Guggenheim Funds Distributors, LLC, (the “Servicing Agent”) serves as the Servicing Agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm with more than $125 billion in assets under management and supervision.

The Fund’s investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve this objective by investing substantially all of its assets in municipal bonds of investment-grade quality.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2012, the Fund provided a total return based on market price of 18.23% and a total return of 11.52% based on NAV. Past performance is not a guarantee of future results. As of January 31, 2012, the Fund’s last closing market price of $15.40 represented a premium of 1.92% to NAV of $15.11. As of July 31, 2011, the Fund’s last closing market price of $13.48 represented a discount of 3.85% to NAV of $14.02. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2011 through January 2012. The current dividend represents an annualized distribution rate of 6.43% based on the last closing market price of $15.40 on January 31, 2012.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 23 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of this report, which begins on page 4. You will find information about how the Fund is managed, what affected the performance of the Fund during the semiannual period ended January 31, 2012, and Cutwater’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/mzf.

Sincerely,

Clifford D. Corso
President
Managed Duration Investment Grade Municipal Fund

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 3

QUESTIONS & ANSWERS	January 31, 2012

Clifford D. Corso
Portfolio Manager

Mr. Corso joined the firm in 1994, establishing the company’s asset management platform and building it into one of the largest fixed income managers in the world. With a staff of 120 people, Mr. Corso now oversees the investment of $34 billion in assets as of December 31, 2011, and directs the investment strategies of Cutwater’s clients, including pension funds, global banks, corporations, Taft-Hartley and insurance companies as well as hundreds of municipalities across the United States. Mr. Corso also initiated and managed the expansion of the asset manager’s international asset management business from a principal office in London, now a multi-billion dollar platform.

Prior to joining the firm, Mr. Corso served as co-head of a fixed income division at Alliance Capital Management. In his 27-year career, he has held positions as a credit analyst, restructuring specialist, trader and portfolio manager. He has managed a wide range of fixed income products, including corporate, asset-backed, government, mortgage, municipal, credit default swap and derivative securities. He has developed several unique conduit businesses including East-Fleet, a London based vehicle serving several global banks. He was also an early pioneer in the credit derivatives market, developing several investment programs starting in 2000, and expanding this area to create the MINTS funds, one of the most successful CDS funds ever created with over $1.6 billion in notional value under management.

Mr. Corso began his career in banking positions as an analyst, lender and trader, and has led several notable and large debt restructurings. His analytical skills combine mathematics, game theory, economics, psychology and investment theory.

Mr. Corso graduated from Yale University with a degree in economics and earned an MBA from Columbia University. He has lectured on topics from leadership to finance at many academic institutions, including Columbia University and New York University, where he taught a course on financial derivatives.

He currently holds Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (FINRA) and is a member of the Fixed Income Analysts Society, Global Association of Risk Professionals (GARP) and the Investment Management Executive Council. Mr. Corso also serves on the Board of Directors of the MBIA Foundation, a not-for-profit charity.

Mr. Corso is also a member of the Eisenhower Fellowships Board of Trustees. The Eisenhower Fellowships engages emerging leaders from around the world to enhance their professional capabilities, broaden their contacts, deepen their perspectives, and unite them in a diverse, global community - a network where dialogue, understanding, and collaboration lead to a more prosperous, just, and peaceful world.

Jeffrey S. MacDonald, CFA
Portfolio Manager

Mr. MacDonald joined the firm in 2007 and oversees portfolio management for Cutwater’s traditional strategies suite of products. From 2004 to 2007, Mr. MacDonald was a vice president and portfolio manager at Hartford Investment Management Company (HIMCO) where he managed core, core plus, intermediate core, and other broad-based fixed income styles. Prior to joining HIMCO, Mr. MacDonald held portfolio analyst and trading positions at Wellington Management Company and Fidelity Investments. Mr. MacDonald has a bachelor’s degree from Trinity College in Connecticut and a master’s degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute and is a member of the New York Society of Security Analysts.

James B. DiChiaro
Portfolio Manager
Mr. DiChiaro joined Cutwater in 1999 and is a vice president. He currently manages Cutwater’s municipal assets under management (taxable and tax-exempt) and has extensive experience managing money-market portfolios. Mr. DiChiaro began his career at Cutwater working with the conduit group structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation. Prior to joining Cutwater he worked for Merrill Lynch supporting their asset-backed securities trading desk. Mr. DiChiaro has a bachelor’s degree from Fordham University and a master’s degree from Pace University.

In the following interview Portfolio Managers Clifford D. Corso, Jeffrey S. MacDonald and James B. DiChiaro discuss the market environment and the performance of the Fund for the semiannual period ended January 31, 2012.

Please provide an overview of the municipal market during the six-month period ended January 31, 2012.
In the late summer of 2011, as the period began, market sentiment was generally cautious. August brought political battles regarding the conflicting needs to increase the United States’ debt ceiling and reduce future budget deficits. When the agreement that was reached did not meet the expectations of Standard and Poor’s, the credit rating of the United States was downgraded to AA+. The Federal Reserve (the “Fed”) cited significant downside risks to economic growth at its September meeting, prompting the launch of “Operation Twist,” a program in which the Fed sells treasury securities with maturities of five years or less and uses the proceeds to buy longer dated treasuries. The result was a significant flattening of the taxable yield curve, meaning that yields on longer maturity bonds decreased more than the yields on shorter maturity securities.1 The long-term solvency of certain European nations continued to affect markets, which were quick to react to any news out of Europe, good or bad. The

1
The yield curve is a curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity. Spread refers to the difference in yield between securities, in this case the difference between higher quality bonds and riskier bonds.

4 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	January 31, 2012

result was increased market volatility and flight to quality rallies, generally benefitting US Treasury securities and the US dollar.

Economic news improved in the fourth quarter of 2011 and the beginning of 2012. Weekly initial jobless claims were consistently below the closely watched 400,000 level and the unemployment rate impressively decreased to 8.5% in December and 8.3% in January. Annualized real growth in gross domestic product (GDP) was 1.8% in the third quarter of 2011 and 2.8% in the fourth quarter.

During the first few months of the six-month period ended January 2012, municipal bonds underperformed US Treasury securities, as they typically do during flight to quality rallies. As investors began to adjust to the new low yield environment, tax-exempt bonds began to follow the trend of the taxable yield curve, and the municipal yield curve eventually began to flatten, although it remained steeper than the taxable yield curve. During the period there was significant volatility in the municipal market. At one point during the period, the ratio of the yield on 30-year municipal bonds to the yield on 30-year Treasury securities neared 130%, far above the 98% to 99% ratio that has been the norm in recent years.

Despite the low yield environment, the relatively high yield offered by tax-exempt bonds, coupled with tepid primary market supply, drove investors into the municipal bond market towards the end of 2011. Primary market issuance for 2011 amounted to a meager $295 billion, a decrease of more than 30% from the previous year, when the Build America Bonds program drove a high level of issuance. As many issuers remain in “belt tightening” mode, there is reluctance to issue new debt unless absolutely necessary.

For the six-month period ended January 31, 2012, municipal bonds were one of the best performing asset classes, with the Barclays Capital Municipal Bond Index (the “Municipal Index”), a widely used measure of the municipal bond market as a whole, posting a return of 7.37%. For comparison, the Barclays Capital U.S. Aggregate Bond Index returned 4.25% and the Barclays Capital U.S. Treasury Composite Index returned 5.95% for the same period.

How did the Fund perform in this market environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended January 31, 2012, the Fund provided a total return based on market price of 18.23% and a total return of 11.52% based on NAV. Past performance is not a guarantee of future results.

As of January 31, 2012, the Fund’s last closing market price of $15.40 represented a premium of 1.92% to NAV of $15.11. As of July 31, 2011, the Fund’s last closing market price of $13.48 represented a discount of 3.85% to NAV of $14.02. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV.

Dividends of $0.0825 were paid in each month from August 2011 through January 2012. The current dividend represents an annualized distribution rate of 6.43% based on the last closing market price of $15.40 on January 31, 2012.

How is the Fund’s portfolio structured, and what has that structure meant for performance?
The Fund has a high quality portfolio that is diversified across issuers, sectors and states. In selecting securities for the portfolio, the portfolio management team, who together have more than 50 years of experience, are supported by Cutwater’s team of credit analysts, who evaluate the credit quality of sectors and individual issuers, going far beyond the bond ratings provided by rating agencies. Cutwater’s proprietary quantitative models help to evaluate the risk of individual securities as well as the overall portfolio, supplementing the judgment of the experienced team. Thorough quantitative and qualitative analysis helps ensure that the desired level of credit quality is maintained in the Fund’s portfolio while yield is added, as appropriate, by buying higher yielding bonds at what are considered to be attractive prices.

The average credit quality of the Fund’s portfolio has been maintained in the low single-A range, which has helped the Fund keep a stable distribution rate while outperforming its benchmark, the Municipal Index. A modest uptick in the credit quality of the portfolio resulted in part from a reduction in exposure to tobacco bonds. (Tobacco bonds have been sold by states and backed by payments from tobacco companies that flow from legal settlements in the late 1990s.) In addition, some of the Fund’s corporate-backed bonds received credit upgrades. The Fund’s managers believe this increase in credit quality is appropriate, as they believe the spread between risky bonds and bonds that carry little credit risk has significantly narrowed over a short period of time.

The duration of the portfolio was shortened by approximately six months during the period.2 This meaningful reduction resulted partially from trading activities intended to reduce sensitivity to interest rates and partially from certain securities being pre-refunded.3 As of January 31, 2012, the portfolio’s duration is 6.72 years whereas on July 31, 2011 the duration of the Fund’s portfolio was 7.31 years.

Looking at the sector composition of the Fund, the Fund’s performance benefited from an overweight relative to the Municipal Index in health care bonds, which represented approximately 18% of the Fund’s portfolio at the

2
Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

3	A bond is pre-refunded when the issuer has purchased U.S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	January 31, 2012

end of the period. The Fund’s investments in the general obligation sector, more specifically state and local general obligation bonds, performed well as that sector recovered from generally oversold conditions, contributing to the Fund’s performance. The Fund’s managers have been very cautious in investing in local general obligation bonds, since local general obligation issuers are heavily reliant on property tax receipts, which have been negatively affected by weakness in the housing market. The Fund’s local general obligation bond holdings are concentrated in large cities such as Chicago, New York and Philadelphia. Corporate-backed bonds, which have a higher correlation to spread movements in the taxable bond market, performed poorly in the August through November period, as markets responded to the downgrade of U.S. debt, then rallied somewhat near the end of the period. Nonetheless, the Fund’s holdings in corporate-backed bonds detracted from performance for the six-month period. Pre-refunded bonds also performed poorly during the period. Although these bonds are perceived as having little credit risk, their duration is generally very short, usually less than five years. With the implementation of Operation Twist and the resulting flattening of the yield curve, longer duration bonds performed better than those with short durations. As mentioned above, the Fund’s managers have been reducing exposure to tobacco bonds, a sector with generally poor fundamentals that underperformed the Municipal Index.

Among the Funds non-investment-grade bond holdings are two series of bonds issued by AMR Corporation (the parent company of American Airlines), which filed for Chapter 11 bankruptcy reorganization on November 29, 2011. These bond issues are in default, as AMR has not made interest payments since the bankruptcy filing. These are issues with relatively short maturities that are secured by lease revenues from certain terminals at New York’s John F. Kennedy International Airport, a major flight hub. As a result, our credit team has a positive opinion on these specific bonds and believes the bonds may make interest payments in the upcoming months.

Please explain the Fund’s leverage strategy and its effect on Fund returns.
The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used.

As of January 31, 2012, the Fund had $69.45 million of leverage outstanding in the form of Auction Market Preferred Shares (“AMPS”). Since the Fund’s NAV return was positive over the six-month period ended January 31, 2012, leverage contributed to the Fund’s total return.

What is the outlook for the municipal market in the coming months?
The Fund’s managers are cautiously optimistic regarding the economy, and they believe that the credit markets have largely recovered from the severe dislocations experienced in 2008. Although it will be difficult to replicate the strong performance of municipal bonds in 2011, both fundamental and technical factors point to a potentially strong year in the municipal market.

Supply is likely to be very limited as municipalities continue to get their fiscal houses in order. Expectations are that municipal bond issuance in 2012 could near $325 to $350 billion, up slightly from 2011, but well below the record high $440 billion issued in 2010, a year that was boosted by the Build America Bonds program. An important consideration for 2012 is that 2002 was a big year for bond issuance, and many of those bonds contained 10-year call options. Since interest rates are at historic lows, those options are in the money, and there is a high probability that debt issued in 2002 will be called this year. This could mean that as much of 50% of municipal bond issuance in 2012 may be the refinancing of debt issued 10 years ago. As a result, net municipal bond supply is likely to be low, which should bolster demand for tax-exempt bonds. One risk that is gaining increasing attention is “reinvestment risk,” the risk that bonds with relatively high yields are called away from investors, who will be left with much lower yielding alternatives.

Index Definitions
All indices are unmanaged. It is not possible to invest in an index.

The Barclays Capital Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Rating Group (“S&P”), Fitch Ratings (“Fitch”).

Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Treasury Composite Index measures the performance of the US Treasury bond market, using market capitalization weighting and a standard rule based inclusion methodology.

6 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

January 31, 2012

MZF Risks And Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

The Fund may engage in various portfolio strategies both to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally and to seek to increase the return of the Fund. These strategies include the use of derivatives such as exchange traded financial futures and option contracts, options on futures contracts, or over-the-counter dealer transactions in caps, swap agreements or swaptions, the risks of which are summarized below. Such strategies subject the Fund to the risk that, if Cutwater incorrectly forecasts market values, interest rates or other applicable factors, the Fund’s performance could suffer. Certain of these strategies may provide investment leverage to the Fund’s portfolio and result in many of the same risks of leverage to the holders of the Fund’s common shares as discussed above under ‘‘—Leverage.’’ The Fund is not required to use derivatives or other portfolio strategies and may not do so. Distributions by the Fund of any income or gain realized on the Fund’s hedging transactions generally will not be exempt from regular Federal income tax. There can be no assurance that the Fund’s portfolio strategies will be effective.

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, or the relationship between two indices. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and selection risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Under the terms of certain derivative instruments, the Fund could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by common shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

There are also specific risks associated with investing in municipal bonds, including but not limited to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by the United States Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

Leverage creates certain risks for common shareholders, including higher volatility of both the net asset value and the market value of the common shares, because common shareholders bear the effects of changes in the value of the Fund’s investments. Leverage also creates the risk that the investment return on the Fund’s common shares will be reduced to the extent the dividends paid on preferred shares and other expenses of the preferred shares exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred shareholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. When the Fund uses leverage, the fees paid to Cutwater and Guggenheim Funds Distributors, LLC will be higher than if leverage were not used.

There are also risks associated with investing in Auction Market Preferred Shares (“AMPS”). The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Market Risk and Selection Risk, Call and Redemption Risk, Private Activity Bonds, Risks of Tobacco-Related Municipal Bonds, Inflation Risk, Affiliated Insurers, and Anti-takeover Provisions, Market Disruption. Please see the Fund’s website at www.guggenheimfunds.com/mzf for a more detailed discussion about Fund risks and considerations.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 7

FUND SUMMARY (Unaudited)	January 31, 2012

Fund Information
Symbol on New York Stock Exchange:	MZF
Initial Offering Date:	August 27, 2003
Closing Market Price as of 01/31/12:	$15.40
Net Asset Value as of 01/31/12:	$15.11
Yield on Closing Market Price as of 01/31/12:	6.43%
Taxable Equivalent Yield on Closing Market Price
as of 01/31/121:	9.89%
Monthly Distribution Per Common Share2:	$0.0825
Leverage as of 01/31/123:	41%
Percentage of total investments subject to
alternative minimum tax as of 01/31/12:	21.8%

1 Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.
2 Monthly distribution is subject to change.
3 As a percentage of total investments.

Total Returns
(Inception 8/27/03)	Market	NAV
Six Month	18.23%	11.52%
One Year	30.67%	24.63%
Three Year - average annual	23.70%	17.95%
Five Year - average annual	10.26%	7.08%
Since Inception - average annual	6.44%	6.34%

*Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as S&P, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

*As a percentage of long-term investments.

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheim-funds.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

8 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	January 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 166.7%
	Municipal Bonds – 164.6%
	Alabama – 2.7%
$ 845,000	Courtland Industrial Development Board, AMT, Series B	BBB	6.25%	08/01/2025	08/01/13 @ 100	$ 874,677
1,890,000	Courtland Industrial Development Board, AMT	Baa3	6.00%	08/01/2029	08/01/12 @ 100	1,891,474
						2,766,151
	Alaska – 0.8%
750,000	Alaska Municipal Bond Bank Authority, Series 1	AA	5.75%	09/01/2033	09/01/18 @ 100	866,940
	California – 20.5%
1,500,000	California Health Facilities Financing Authority, Series B	AA–	5.88%	08/15/2031	08/15/20 @ 100	1,793,835
1,250,000	California Municipal Finance Authority, Series A	Baa2	5.50%	07/01/2030	07/01/20 @ 100	1,277,788
5,000,000	California State Public Works Board, Series A	BBB+	5.00%	06/01/2024	06/01/14 @ 100	5,239,100
6,000,000	California Various Purpose General Obligation	A–	5.13%	11/01/2024	11/01/13 @ 100	6,463,860
2,500,000	City of Chula Vista CA, AMT, Series B	A	5.50%	12/01/2021	06/02/14 @ 102	2,700,975
1,000,000	Golden State Tobacco Securitization Corp., Series A-1	B–	5.00%	06/01/2033	06/01/17 @ 100	744,430
2,525,000	Los Angeles Unified School District, Series F	AA–	5.00%	01/01/2034	07/01/19 @ 100	2,753,083
						20,973,071
	Delaware – 1.6%
1,500,000	Delaware State Economic Development Authority	BBB+	5.40%	02/01/2031	08/01/20 @ 100	1,599,885
	District of Columbia – 2.0%
2,000,000	District of Columbia Housing Finance Agency, AMT, (FHA)	Aaa	5.10%	06/01/2037	06/01/15 @ 102	2,031,540
	Florida – 7.9%
2,200,000	County of Miami-Dade FL, Aviation Revenue, AMT, (CIFG)	A–	5.00%	10/01/2038	10/01/15 @ 100	2,217,402
3,000,000	Highlands County Health Facilities Authority, Series D, (Prerefunded @ 11/15/2013)(a)	NR	5.88%	11/15/2029	11/15/13 @ 100	3,278,010
1,500,000	Miami-Dade County School Board, Series A, (Assured Gty)	AA–	5.38%	02/01/2034	02/01/19 @ 100	1,624,755
1,000,000	Seminole Indian Tribe of Florida, Series A(b)	BBB–	5.25%	10/01/2027	10/01/17 @ 100	971,860
						8,092,027
	Hawaii – 1.0%
1,000,000	Hawaii Pacific Health, Series B	BBB+	5.63%	07/01/2030	07/01/20 @ 100	1,070,060
	Illinois – 11.5%
1,000,000	Chicago Board of Education, General Obligation	AA–	5.00%	12/01/2041	12/01/21 @ 100	1,059,680
1,750,000	City of Chicago IL O’Hare International Airport Revenue, Series C	A–	5.50%	01/01/2031	01/01/21 @ 100	2,000,057
1,115,000	City of Chicago IL, O’Hare International Airport Revenue, AMT, Series A-2, (AGM)	AA–	5.50%	01/01/2016	01/01/14 @ 100	1,187,364
2,000,000	Illinois Finance Authority, Roosevelt University Revenue	Baa2	5.50%	04/01/2037	04/01/17 @ 100	2,032,120
1,000,000	Illinois Finance Authority, Rush University Medical Center Revenue, Series C	A–	6.38%	11/01/2029	05/01/19 @ 100	1,175,510
2,000,000	Illinois, General Obligation, Series A	A+	5.00%	03/01/2028	03/01/14 @ 100	2,084,880
1,120,000	Illinois Housing Development Authority, AMT, Series A-2	AA	5.00%	08/01/2036	02/01/16 @ 100	1,120,638
1,000,000	Railsplitter Tobacco Settlement Authority	A–	6.00%	06/01/2028	06/01/21 @ 100	1,115,590
						11,775,839
	Indiana – 3.3%
1,000,000	Indiana Finance Authority	BB	6.00%	12/01/2026	06/01/20 @ 100	1,028,250
2,000,000	Indianapolis Local Public Improvement Bond Bank, Series A	A+	5.50%	01/01/2029	01/01/19 @ 100	2,307,240
						3,335,490
	Iowa – 3.3%
1,500,000	Iowa Higher Education Loan Authority	BBB+	5.50%	09/01/2025	09/01/20 @ 100	1,613,445
2,000,000	Iowa Tobacco Settlement Authority, Series B	B+	5.60%	06/01/2034	06/01/17 @ 100	1,787,100
						3,400,545

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Kentucky – 2.1%
$ 1,000,000	County of Owen KY, Waterworks System Revenue, Series B	BBB+	5.63%	09/01/2039	09/01/19 @ 100	$ 1,037,700
1,000,000	Kentucky Economic Development Finance Authority, Series A	A1	5.63%	08/15/2027	08/15/18 @ 100	1,140,040
						2,177,740
	Louisiana – 7.8%
1,000,000	East Baton Rouge Sewerage Commission, Series A	AA–	5.25%	02/01/2034	02/01/19 @ 100	1,120,910
3,000,000	Louisiana Local Government Environmental Facilities & Community
	Development Authority	BBB–	6.75%	11/01/2032	11/01/17 @ 100	3,248,160
1,000,000	Louisiana Public Facilities Authority, Hospital Revenue	A3	5.25%	11/01/2030	05/01/20 @ 100	1,073,910
1,000,000	Parish of DeSoto LA, AMT, Series A	BBB	5.85%	11/01/2027	11/01/13 @ 100	1,029,950
1,500,000	Parish of St John the Baptist LA, Series A	BBB	5.13%	06/01/2037	06/01/17 @ 100	1,521,870
						7,994,800
	Maryland – 0.5%
500,000	Maryland Economic Development Corp.	BB	5.75%	09/01/2025	09/01/20 @ 100	524,845
	Massachusetts – 3.1%
1,000,000	Massachusetts Educational Financing Authority, AMT	AA	5.38%	07/01/2025	07/01/21 @ 100	1,087,290
1,000,000	Massachusetts Health & Educational Facilities Authority, Series A	BBB	6.25%	07/01/2030	07/01/19 @ 100	1,109,870
970,000	Massachusetts Housing Finance Agency, AMT	AA–	5.10%	12/01/2027	06/01/17 @ 100	1,001,457
						3,198,617
	Michigan – 4.6%
1,000,000	City of Detroit MI, Sewer Disposal Revenue, Series B, (AGM)	AA–	7.50%	07/01/2033	07/01/19 @ 100	1,263,570
1,000,000	City of Detroit MI, Water Supply System Revenue, (AGM)	AA–	7.00%	07/01/2036	07/01/19 @ 100	1,205,680
1,000,000	Michigan Finance Authority, Revenue	AA	5.00%	12/01/2031	12/01/21 @ 100	1,109,730
1,000,000	Michigan Strategic Fund, Series B-1	BBB	6.25%	06/01/2014	N/A	1,107,990
						4,686,970
	Mississippi – 1.1%
1,000,000	County of Warren MS, Series A	BBB	6.50%	09/01/2032	09/01/18 @ 100	1,118,770
	Nevada – 7.3%
5,410,000	City of Henderson NV, Series A	A	5.63%	07/01/2024	07/01/14 @ 100	5,813,586
1,435,000	Las Vegas Valley Water District	AA+	5.00%	06/01/2031	06/01/21 @ 100	1,615,925
						7,429,511
	New Jersey – 1.5%
1,500,000	New Jersey Health Care Facilities Financing Authority	BBB+	5.75%	07/01/2039	07/01/19 @ 100	1,568,595
	New York – 20.9%
2,250,000	City of New York NY, General Obligation, Series J	AA	5.00%	05/15/2023	05/15/14 @ 100	2,444,085
2,750,000	Long Island Power Authority, Series A	A–	5.10%	09/01/2029	09/01/14 @ 100	2,940,245
4,000,000	Metropolitan Transportation Authority, Series A	AA–	5.13%	01/01/2024	07/01/12 @ 100	4,076,360
500,000	New York City Industrial Development Agency, American Airlines,
	JFK International Airport, AMT(d)	NR	7.50%	08/01/2016	N/A	447,250
750,000	New York City Industrial Development Agency, JFK International Airport,
	AMT, Series A(d)	C	8.00%	08/01/2012	N/A	678,510
1,750,000	New York Municipal Bond Bank Agency, Series C	A+	5.25%	12/01/2022	06/01/13 @ 100	1,850,940
900,000	New York State Dormitory Authority, Series B	BBB+	5.25%	07/01/2024	07/01/17 @ 100	965,988
2,500,000	Suffolk County Industrial Development Agency, AMT	A–	5.25%	06/01/2027	06/01/13 @ 100	2,546,700
3,000,000	Tobacco Settlement Financing Corp., Series A-1	AA–	5.50%	06/01/2019	06/01/13 @ 100	3,210,300
1,000,000	Troy Capital Resource Corp., Series A	A–	5.00%	09/01/2030	09/01/20 @ 100	1,104,830
1,000,000	Troy Industrial Development Authority	A–	5.00%	09/01/2031	09/01/21 @ 100	1,107,410
						21,372,618

See notes to financial statements.

10 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	January 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	North Carolina – 3.3%
$ 1,000,000	North Carolina Eastern Municipal Power Agency, Series D	A–	5.13%	01/01/2023	01/01/13 @ 100	$ 1,022,930
1,000,000	North Carolina Eastern Municipal Power Agency, Series D	A–	5.13%	01/01/2026	01/01/13 @ 100	1,019,570
1,315,000	North Carolina Housing Finance Agency, AMT, Series 14A, (AMBAC)	AA	5.35%	01/01/2022	03/05/12 @ 100	1,318,721
						3,361,221
	Ohio – 9.9%
1,150,000	Buckeye Tobacco Settlement Financing Authority, Series A-2	B–	5.88%	06/01/2030	06/01/17 @ 100	891,331
1,465,000	County of Cuyahoga OH, Cleveland Clinic Health System,
	(Prerefunded @ 7/1/2013)(a)	AA–	6.00%	01/01/2020	07/01/13 @ 100	1,582,713
1,535,000	County of Cuyahoga OH, Cleveland Clinic Health System,
	(Prerefunded @ 7/1/2013)(a)	Aa2	6.00%	01/01/2020	07/01/13 @ 100	1,658,337
3,750,000	County of Lorain OH, Series A	AA–	5.25%	10/01/2033	03/05/12 @ 101	3,791,212
1,000,000	Ohio Air Quality Development Authority, Series A	BBB–	5.70%	02/01/2014	N/A	1,072,800
1,000,000	Ohio Air Quality Development Authority	BBB–	5.63%	06/01/2018	N/A	1,131,140
						10,127,533
	Pennsylvania – 6.9%
1,110,000	City of Philadelphia PA, General Obligation, Series A, (Assured Gty)	AA–	5.38%	08/01/2030	08/01/19 @ 100	1,230,724
1,100,000	City of Philadelphia PA, General Obligation	BBB	5.88%	08/01/2031	08/01/16 @ 100	1,208,251
2,340,000	Pennsylvania Higher Educational Facilities Authority	BBB	5.25%	05/01/2023	05/01/13 @ 100	2,385,864
1,000,000	Pennsylvania Higher Educational Facilities Authority, Series B	AA–	6.00%	08/15/2026	08/15/18 @ 100	1,189,840
1,000,000	Pennsylvania Higher Educational Facilities Authority, Series A	BBB	5.00%	05/01/2037	11/01/17 @ 100	1,003,890
						7,018,569
	Puerto Rico – 1.3%
1,215,000	Puerto Rico Sales Tax Financing Corp.	AA–	5.25%	08/01/2040	08/01/21 @ 100	1,351,250
	Rhode Island – 1.5%
1,300,000	Rhode Island Convention Center Authority, Series A, (Assured Gty)	AA–	5.50%	05/15/2027	05/15/19 @ 100	1,515,774
	South Carolina – 3.6%
2,500,000	County of Florence SC, Series A, (AGM)	AA–	5.25%	11/01/2027	11/01/14 @ 100	2,630,150
1,000,000	County of Georgetown SC, AMT, Series A	BBB	5.30%	03/01/2028	03/01/14 @ 100	1,007,770
						3,637,920
	South Dakota – 5.9%
1,200,000	South Dakota Health & Educational Facilities Authority, Series A	AA–	5.25%	11/01/2034	11/01/14 @ 100	1,245,192
4,755,000	South Dakota Housing Development Authority, AMT, Series K(e)	AAA	5.05%	05/01/2036	11/01/15 @ 100	4,807,923
						6,053,115
	Tennessee – 3.2%
2,500,000	Knox County Health Educational & Housing Facilities Board	BBB+	5.25%	04/01/2027	04/01/17 @ 100	2,604,025
700,000	Metropolitan Nashville Airport Authority	Baa3	5.20%	07/01/2026	07/01/20 @ 100	703,283
						3,307,308
	Texas – 14.7%
2,000,000	Bexar County Housing Finance Corp., AMT, (GNMA)	Aa2	5.20%	10/20/2034	10/20/14 @ 100	2,021,500
2,000,000	City of Houston TX Utility System Revenue, Series A, (AGM)	AA	5.00%	11/15/2033	11/15/17 @ 100	2,198,580
2,000,000	Lower Colorado River Authority	A	6.25%	05/15/2028	05/15/18 @ 100	2,403,860
1,885,000	Matagorda County Navigation District NO 1, AMT, (AMBAC)(c)	A–	5.13%	11/01/2028	N/A	2,054,970
2,000,000	North Texas Tollway Authority, Series A	A–	5.63%	01/01/2033	01/01/18 @ 100	2,193,760
1,000,000	North Texas Tollway Authority, Series L-2(c)	A–	6.00%	01/01/2038	N/A	1,047,010
2,100,000	San Leanna Educational Facilities Corp.	BBB+	5.13%	06/01/2036	06/01/17 @ 100	2,117,850
950,000	Tarrant County Cultural Education Facilities Finance Corp., Series A, (Assured Gty)	AA–	5.75%	07/01/2018	N/A	1,039,110
						15,076,640

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited)	January 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Virginia – 1.4%
$ 1,250,000	Washington County Industrial Development Authority, Series C	BBB+	7.50%	07/01/2029	01/01/19 @ 100	$ 1,468,125
	Washington – 1.1%
1,000,000	Tes Properties, WA, Revenue	AA+	5.63%	12/01/2038	06/01/19 @ 100	1,101,600
	Wisconsin – 1.3%
1,250,000	Wisconsin Health & Educational Facilities Authority, Series A	AA+	5.00%	11/15/2036	11/15/16 @ 100	1,302,200
	Wyoming – 7.0%
4,000,000	County of Sweetwater WY, AMT	BBB+	5.60%	12/01/2035	12/01/15 @ 100	4,054,560
3,100,000	Wyoming Community Development Authority, AMT, Series 7	AA+	5.10%	12/01/2038	12/01/16 @ 100	3,146,903
						7,201,463
	Total Municipal Bonds – 164.6%
	(Cost $155,625,639)					168,506,732
Redemption
Value
	Preferred Shares – 2.1%
	Diversified Financial Services – 2.1%
$ 2,000,000	Centerline Equity Issuer Trust, Series A-4-1(b)	Aaa	5.75%	05/15/2015	N/A	2,139,380
	(Cost $2,000,000)
	Total Long-Term Investments – 166.7%
	(Cost $157,625,639)					170,646,112
	Other Assets in excess of Liabilities – 1.1%					1,182,897
	Preferred Shares, at redemption value – (-67.8% of Net Assets
	Applicable to Common Shareholders or -40.7% of Total Investments)					(69,450,000)
	Net Assets Applicable to Common Shareholders – 100.0%					$ 102,379,009

AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by Ambac Assurance Corporation
AMT – Income from this security is a preference item under the Alternative Minimum Tax.
Assured GTY – Insured by Assured Guaranty Corporation
CIFG – Insured by CIFG Assurance North America, Inc.
FHA – Guaranteed by Federal Housing Administration
GNMA – Guaranteed by Ginnie Mae
N/A – Not Applicable

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
(a)
The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2012 these securities amounted to $3,111,240, which represents 3.0% of net assets applicable to common shares.

(c)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at the end of the reporting period.
(d)
Defaulted security. Non-income producing as the issuer is currently in default with respect to interest payments. The value of these securities at January 31, 2012, was $1,125,760 which represents 1.1% of net assets applicable to Common Shareholders.

(e)	A portion of this security was segregated as collateral for borrowings outstanding. At January 31, 2012, the total amount segregated was $1,263,913.

See notes to financial statements.

12 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	January 31, 2012

Assets
Investments, at value (cost $157,625,639)	$170,646,112
Interest receivable	1,989,438
Receivable for shares issued through dividend reinvestment	25,385
Cash	3,195
Other assets	12,558
Total assets	172,676,688
Liabilities
Borrowings	410,000
Professional fees	308,171
Investment advisory fee payable	43,198
Servicing agent fee payable	28,799
Distributions payable - preferred shareholders	8,482
Administration fee payable	3,572
Accrued expenses	45,457
Total liabilities	847,679
Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
issued and outstanding at $25,000 per share liquidation preference	69,450,000
Net Assets Applicable to Common Shareholders	$102,379,009
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized,
6,777,269 shares issued and outstanding	$6,777
Additional paid-in capital	96,587,935
Net unrealized appreciation on investments	13,020,473
Accumulated undistributed net investment income	696,763
Accumulated net realized loss on investments	(7,932,939)
Net Assets Applicable to Common Shareholders	$102,379,009
Net Asset Value Applicable to Common Shareholders (based on 6,777,269 common shares outstanding)	$15.11

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 13

STATEMENT OF OPERATIONS For the six months ended January 31, 2012 (Unaudited)	January 31, 2012

Investment Income
Interest		$4,404,720
Expenses
Investment advisory fee	$327,083
Servicing agent fee	218,055
Professional fees	62,485
Auction agent fees - preferred shares	60,115
Fund accounting	31,974
Printing expenses	23,190
Administrative fee	23,064
Trustees’ fees and expenses	22,797
Custodian fee	12,374
NYSE listing fee	10,672
Transfer agent fee	9,562
Insurance	7,599
Line of credit fee	648
Other	16,612
Total expenses		826,230
Investment advisory fees waived		(75,481)
Servicing agent fees waived		(50,320)
Net expenses		700,429
Net investment income		3,704,291
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments		(246,887)
Net change in unrealized appreciation (depreciation) on investments		7,732,312
Net realized and unrealized gain on investments		7,485,425
Distributions to Auction Market Preferred Shareholders from
Net investment income		(458,804)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$10,730,912

See notes to financial statements.

14 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	January 31, 2012

	For the
	Six Months Ended	For the
	January 31, 2012	Year Ended
	(unaudited)	July 31, 2011
Increase (decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations:
Net investment income	$3,704,291	$7,562,738
Net realized loss on investments	(246,887)	(1,130,690)
Net change in unrealized appreciation (depreciation) on investments	7,732,312	(1,327,456)
Distributions to auction market preferred shareholders from net investment income	(458,804)	(1,001,260)
Net increase in net assets applicable to common shareholders resulting from operations	10,730,912	4,103,332
Distributions to common shareholders from
Net investment income	(3,352,313)	(6,694,146)
Capital share transactions
Reinvestment of dividends	87,801	313,110
Total change in net assets applicable to common shareholders	7,466,400	(2,277,704)
Net assets applicable to common shareholders:
Beginning of period	94,912,609	97,190,313
End of period (including undistributed net investment income
of $696,763 and $803,589, respectively)	$102,379,009	$94,912,609

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 15

FINANCIAL HIGHLIGHTS	January 31, 2012

	Six Months
	Ended
Per share operating performance	January 31,		For the	For the	For the	For the	For the
for one common share outstanding	2012		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
throughout each period	(unaudited)		July 31, 2011	July 31, 2010	July 31, 2009	July 31, 2008	July 31, 2007
Net asset value, beginning of period	$14.02		$14.40	$12.73	$13.17	$14.21	$14.25
Investment operations
Net investment income (a)	0.55		1.12	1.06	1.02	0.99	0.95
Net realized and unrealized gain (loss) on investments
and swaptions transactions	1.11		(0.36)	1.72	(0.49)	(1.06)	(0.10)
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.07)		(0.15)	(0.14)	(0.24)	(0.35)	(0.31)
Total from investment operations	1.59		0.61	2.64	0.29	(0.42)	0.54
Distributions to common shareholders from net investment income	(0.50)		(0.99)	(0.97)	(0.73)	(0.62)	(0.58)
Net asset value, end of period	$15.11		$14.02	$14.40	$12.73	$13.17	$14.21
Market value, end of period	$15.40		$13.48	$14.53	$11.87	$11.73	$12.63
Total investment return (b)
Net asset value	11.52%		4.57%	21.21%	2.83%	-3.07%	3.80%
Market value	18.23%		-0.32%	31.45%	8.65%	-2.29%	7.93%
Ratios and supplemental data
Net assets end of period (thousands)	$102,379		$94,913	$97,190	$101,016	$104,526	$112,777
Ratio of expenses to average net assets
(excluding interest expense and net of fee waivers) (d)	1.43	%(c)	1.46%	1.35%	1.54%	1.27%	1.28%
Ratio of expenses to average net assets
(excluding interest expense and excluding fee waivers) (d)	1.69	%(c)	1.72%	1.69%	1.91%	1.61%	1.62%
Ratio of expenses to average net assets
(including interest expense and net of fee waivers) (d)	1.43	%(c)	1.46%	1.35%	1.54%	1.32%	1.44%
Ratio of expenses to average net assets
(including interest expense and excluding fee waivers) (d)	1.69	%(c)	1.72%	1.69%	1.91%	1.66%	1.78%
Ratio of net investment income to average net assets (d)	7.57	%(c)	8.09%	7.68%	8.65%	7.15%	6.56%
Portfolio turnover	4%		8%	6%	21%	29%	4%
Preferred shares, at redemption value ($25,000 per
share liquidation preference) (thousands)	$69,450		$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$61,853		$59,166	$59,986	$61,363	$62,626	$65,597
Asset coverage per $1,000 of indebtedness (e)	N/A		N/A	N/A	N/A	N/A	$37,445

N/A Not applicable.

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(e)
Calculated by subtracting the Fund’s total liabilities (not including the floating rate note obligations) from the Fund’s total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

16 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	January 31, 2012

Note 1 – Organization:

The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp (now known as Cutwater Asset Management Corp.).

Note 2 – Accounting Policies:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps (“swaptions”) are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the issuer’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the period ended January 31, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of January 31, 2012:

Valuations (in $000s)	Level 1	Level 2	Level 3	Total
Description
Assets:
Preferred Shares	$–	$2,139	$–	$2,139
Municipal Bonds	–	168,507	–	168,507
Total	$–	$170,646	$–	$170,646

There were no transfers between levels for the six months ended January 31, 2012.

(b) Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of each security.

(c) Dividends and Distributions: The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2012

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floaters during the period ended January 31, 2012.

(e) Recent Accounting Pronouncements: On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current period. Cutwater Investor Services Corp. (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of Cutwater Holdings, LLC which, in turn, is a wholly-owned subsidiary of MBIA Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser voluntarily agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets.

Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent voluntarily agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets.

Under a separate Fund Administration agreement, Guggenheim Funds Investment Advisors, LLC, an affiliate of the Servicing Agent, provides fund administration services to the Fund. Guggenheim Funds Investment Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended January 31, 2012, the Fund incurred $23,064 in fund administration fees.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

18 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2012

Information on the tax components of investments as of January 31, 2012 is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation on
Purposes	Appreciation	Depreciation	Investments
$157,658,849	$13,596,627	$(609,364)	$12,987,263

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2011 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized
	Tax-Exempt	Ordinary	Capital and	Appreciation/
	Income	Income	Other Losses	(Depreciation)
2011	$851,941	$–	$(7,701,194)	$5,254,951

The cumulative timing differences under tax basis accumulated capital and other losses as of July 31, 2011 are due to investments in partnerships/trusts.

As of July 31, 2011 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $6,477,524 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $1,079,795 on July 31, 2013, $625,460 on July 31, 2014 and $4,772,269 on July 31, 2017. Per the Regulated Investment Company Modernization Act of 2010 capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Distributions paid to shareholders during the tax year ended July 31, 2011 (the most recent fiscal year end for federal income tax purposes), were characterized as follows:

	Tax-exempt	Ordinary	Total
	income	income	distributions
2011	$7,621,698	$73,708	$7,695,406

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2011 (the most recent fiscal year end for federal income tax purposes), the Fund incurred and will elect to defer $1,223,670 as post-October losses.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the six months ended January 31, 2012, aggregated $7,346,234 and $6,753,690, respectively.

Note 6 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,777,269 common shares outstanding at January 31, 2012, of which the Adviser owned 11,502 shares.

Transactions in common shares were as follows:
	Six Months Ended	Year Ended
	January 31, 2012	July 31, 2011
Beginning shares	6,771,263	6,749,259
Shares issued through dividend reinvestment	6,006	22,004
Ending shares	6,777,269	6,771,263

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of January 31, 2012, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	January 31, 2012

The range of dividend rates on the Fund’s AMPS for the six months ended January 31, 2012, were as follows:

				Next
Series	Low	High	At 1/31/12	Auction Date
M7	1.259%	1.377%	1.297%	2/6/12
W28	1.261%	1.335%	1.298%	2/22/12

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.

The AMPS, which are entitled to one vote per share, generally vote with the common shares, but vote separately as a class to elect two Trustees and on any matters affecting the rights of the AMPS.

Note 7 – Borrowings:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At January 31, 2012 there was a $410,000 balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the six months ended January 31, 2012 was $153,098 with a related weighted average interest rate of 0.83%. The maximum amount outstanding during the six months ended January 31, 2012, was $790,000.

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Dividend Declarations – Common Shareholders
The Fund has declared the following dividends to common shareholders:

Rate Per	Declaration	Ex-Dividend	Record	Payable
Share	Date	Date	Date	Date
$0.0825	2/01/12	2/13/12	2/15/12	2/29/12
$0.0825	3/01/12	3/13/12	3/15/12	3/30/12

20 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	January 31, 2012

Results of Shareholder Votes
A shareholder meeting was held on October 26, 2011 for the purpose of electing one Class I Trustee of the Fund by the holders of the Fund’s AMPS.

With regard to the October 26, 2011 meeting relating to the election of the following Class I Trustee by preferred shareholder of the Fund:

	# of Preferred Shares
	Entitled to vote	Outstanding
Ronald A. Nyberg		2,778

As noted above, a quorum was not reached and a shareholder vote did not occur. Consequently, the Fund’s Class I Trustee, Ronald A. Nyberg, was held over and is expected to stand for re-election again at the Fund’s 2012 annual meeting of shareholders.

The other Trustees of the Fund whose terms did not expire in 2011 are Randall C. Barnes, Ronald E. Toupin, Jr., Clifford D. Corso and Kevin M. Robinson.

Trustees
The Trustees of the Fund and their principal occupations during the past five years:

Number of
Name, Address*, Year	Term of Office**		Portfolios in the
of Birth and Position(s)	and Length	Principal Occupation during the Past Five Years	Fund Complex***	Other Directorships
Held with Registrant	of Time Served	and Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer,	54	None
Year of Birth: 1951		PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993)
Trustee		and Senior Vice President, Strategic Planning and New Business
Development of PepsiCo, Inc. (1987-1997).
Ronald A. Nyberg	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law,	56	None
Year of Birth: 1953		estate planning and business transactions (2000-present). Formerly, Executive
Trustee		Vice President, General Counsel and Corporate Secretary of Van Kampen
Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2003	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and	53	Trustee, Bennett Group of Funds
Year of Birth: 1958		Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President		(2011-present).
Trustee		of Nuveen Investment Advisory Corp. (1992-1999), Vice President and
Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice
President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustees:
Clifford D. Corso†	Since 2003	President of Cutwater Investor Services Corp.; Chief Investment Officer, MBIA	1	None
113 King Street		Insurance Corp.
Armonk, NY 10504
Year of Birth: 1961
Trustee and President
Kevin M. Robinson††	Trustee since 2009	Senior Managing Director and General Counsel of Guggenheim Funds	1	None
Year of Birth: 1959		Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and
Trustee, Chief Executive	since 2010	Guggenheim Funds Services LLC (2007-present). Chief Legal Officer
Officer and		and Chief Executive Officer of certain other funds in the Fund Complex.
Chief Legal Officer	since 2008	Formerly, Associate General Counsel and Assistant Corporate Secretary of
NYSE Euronext, Inc. (2000-2007).

*	The business address of each Trustee unless otherwise noted is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.
**
Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Toupin and Robinson, as Class II Trustees, are expected to stand for re- election at the Fund’s 2012 annual meeting of shareholders. Messrs. Barnes and Corso, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders. Due to the fact that there was not a quorum at the 2011 shareholder meetings, Mr. Nyberg, as a holdover Class I Trustee, is expected to stand again for re-election at the Fund’s 2012 annual meeting of shareholders. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incom- petence or other incapacity to perform the duties of the office of Trustee.

***	The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC.

†
Mr. Corso is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Cutwater Investor Services Corp. the Fund’s Investment Adviser.

††
Mr. Robinson is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Guggenheim Funds Distributors, LLC, the Fund’s Servicing Agent and certain of its affiliates.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 21

SUPPLEMENTAL INFORMATION (Unaudited) continued	January 31, 2012

Principal Executive Officers

The Officers of the Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupation During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors,
Year of Birth: 1955		LLC Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex.
Chief Accounting Officer,		Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).
Chief Financial Officer
and Treasurer
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services, LLC (2006 – present). Chief Compliance
Year of Birth: 1957		Officer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of
Chief Compliance Officer		Harris Investment Management, Inc. (2003-2006).
Mark E. Mathiasen	Since 2007	Vice President, Assistant General Counsel of Guggenheim Fund Services, LLC (2007-present). Secretary of certain other
Year of Birth: 1978		funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).
Secretary
Stevens T. Kelly	Since 2012	Assistant General Counsel of Guggenheim Funds Services, LLC (2011 to present). Assistant Secretary of certain other
Year of Birth: 1982		funds in the Fund Complex. Previously, associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law
Assistant Secretary		School (2005-2008).
Jeffrey S. MacDonald	Since 2007	Director of Advisory Services Portfolio Management, MBIA Asset Management (2007-present). Formerly, Vice President
113 King Street		and Portfolio Manager, Hartford Investment Management Company (2005-2007); Fixed Income Portfolio Analyst,
Armonk, NY 10504		Wellington Management Company (2000-2004).
Year of Birth: 1970
Vice President
James B. DiChiaro	Since 2009	Vice President, Cutwater Investor Services Corp. (1999-present)
113 King Street
Armonk, NY 10504
Year of Birth: 1976
Vice President

*	The business address of each officer, unless otherwise noted, is c/o Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

22 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	January 31, 2012

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Shareowner Services LLC (“Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 23

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FUND INFORMATION	January 31, 2012

Board of Trustees	Officers	Investment Adviser	Accounting Agent, Custodian
Randall C. Barnes	Clifford D. Corso	Cutwater Investor	and Auction Agent
	President	Services Corp	The Bank of
Clifford D. Corso*		Armonk, New York	New York Mellon
	Kevin Robinson		New York, New York
Ronald A. Nyberg	Chief Executive Officer	Servicing Agent
	and	Guggenheim Funds	Legal Counsel
Kevin M. Robinson**	Chief Legal Officer	Distributors, LLC.	Simpson Thacher &
		Lisle, Illinois	Bartlett LLP
Ronald E. Toupin, Jr.	John Sullivan		New York, New York
	Chief Financial Officer,	Administrator
* Trustee is an “interested	Chief Accounting Officer	Guggenheim Funds	Independent Registered
person” of the Fund as	and Treasurer	Investment Advisors, LLC	Public Accounting Firm
defined in the Investment		Lisle, Illinois	Ernst & Young LLP
Company Act of 1940, as	Mark E. Mathiasen		Chicago, Illinois
amended, as a result of	Secretary
his position as an officer
of the Fund’s Investment	Stevens T. Kelly
Adviser.	Assistant Secretary

** Trustee is an “interested	Jeffrey S. MacDonald
person” of the Fund as	Vice President
defined in the Investment
Company Act of 1940, as	James B. DiChiaro
amended, as a result of	Vice President
his position as an officer
of Guggenheim Funds	Bruce Saxon
Distributors, LLC, the	Chief Compliance Officer
Fund’s Servicing Agent
and certain of its affiliates.

Privacy Principles of the Fund for Shareholders
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.Cutwater.com.

Questions concerning your shares of the Fund:
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND SEMIANNUAL REPORT l 27

ABOUT THE FUND MANAGER

Cutwater Investor Services Corp.
Cutwater Investor Services Corp. (“Cutwater”), the Fund’s Investment Adviser, is based in Armonk, New York and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is a wholly-owned subsidiary of MBIA, Inc., which is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index. Additional information can be found at cutwater.com.

Investment Philosophy
Cutwater Investor Services Corp.’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater Investor Services Corp. believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process
Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Investor Services Corp. 113 King Street Armonk, NY 10504 (03/12)	Guggenheim Funds Distributors, LLC 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (03/11)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-MZF-SAR-0112

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrant.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 (a) of the Investment Company Act.

(a)(3)  Not Applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:         /s/ Kevin M. Robinson

Name:    Kevin M. Robinson

Title:      Chief Executive Officer and Chief Legal Officer

Date:      April 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Kevin M. Robinson

Name:   Kevin M. Robinson

Title:     Chief Executive Officer and Chief Legal Officer

Date:      April 4, 2012

By:        /s/ John Sullivan

Name:   John Sullivan

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:      April 4, 2012